Exhibit 10.2
REGENERX BIOPHARMACEUTICALS, INC.

SECURITIES PURCHASE AGREEMENT
APRIL 13, 2009

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SECURITIES PURCHASE AGREEMENT
THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of April 13, 2009, is entered into by and between RegeneRx Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), and Chaumiere-Consultadoria & Servicos SDC Unipessoal LDA (hereinafter the “Investor”).
RECITALS
Whereas, the Company has authorized the sale and issuance of (i) an aggregate of 1,052,631 shares of its Common Stock (the “Shares”) and (ii) a warrant, in substantially the form attached hereto as Exhibit A (the “Warrant”), to purchase an aggregate of 263,158 shares of its Common Stock (the “Warrant Shares” and, along with the Warrant and the Shares, the “Securities”) for an aggregate purchase amount of no more than $600,000, pursuant to the terms of this Agreement;
Whereas, the Investor desires to purchase the Securities on the terms and conditions set forth herein; and
Whereas, the Company desires to issue and sell the Securities to the Investor on the terms and conditions set forth herein.
AGREEMENT
Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. DEFINITIONS
The following terms when used in this Agreement shall have the following respective meanings:
“Affiliate” has the meaning set forth in Rule 501(b) of Regulation D.
“Applicable Laws” has the meaning set forth in Section 4.1(f) hereof.
“Board of Directors” means the Board of Directors of the Company.
“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock (whether voting or nonvoting and whether common or preferred) of such corporation and (ii) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person; and in each case, any and all warrants, rights or options to purchase any of the foregoing.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company, as in effect and on file with the Secretary of State of the State of Delaware on the date of this Agreement.
“Closing” has the meaning set forth in Section 3.1 hereof.
“Closing Date” has the meaning set forth in Section 3.1 hereof.
“Common Stock” means the Common Stock of the Company, par value $0.001 per share.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Governmental Authority” means the United States, any state, county or municipality, the government of any foreign country, any subdivision of any of the foregoing or any authority, department, commission, board, bureau, agency, court or instrumentality of any of the foregoing.
“Holding Period” has the meaning set forth in Section 5 hereof.
“Knowledge of the Company,” including the terms “Know,” “Known” and other derivatives thereof, means, with respect to the Company, the actual knowledge, after reasonable investigation, of any Responsible Officer.
“Lien” means any mortgage, lien, pledge, security interest, easement, conditional sale or other title retention agreement or other encumbrance of any kind except for liens relating to taxes that have accrued but are not yet payable which do not have a Material Adverse Effect.
“Material Adverse Effect” means a material adverse effect upon (i) the condition (financial or otherwise), operations, business, properties or assets of the Company, (ii) the ability of the Company to perform its obligations under this Agreement or any of the other agreements or documents contemplated hereby to which it is a party or (iii) the legality, validity or enforceability of this Agreement or any of the other agreements or documents contemplated hereby or the rights and remedies of the Investor and the other parties hereunder and thereunder.
“Material Agreements” has the meaning set forth in Section 4.1(e) hereof.
“Parties” refers collectively to the Company and the Investor.
“Person” means an individual, corporation, partnership, joint venture, trust, unincorporated organization, or Governmental Authority.
“Purchase Price” has the meaning set forth in Section 2 hereof.
“Regulation D” has the meaning set forth in Section 4.2(c) hereof.
“Responsible Officer” means, with respect to the Company, the President and Chief Executive Officer, the Chief Financial Officer, the Vice President of Clinical and Regulatory Affairs or the Chairman of the Board of Directors.

“Returns” has the meaning set forth in Section 4.1(i) hereof.
“SEC” means the U.S. Securities and Exchange Commission.
“SEC Reports” has the meaning set forth in Section 4.1(h)(i) hereof.
“Securities” has the meaning set forth in the Preamble.
“Securities Act” means the Securities Act of 1933, as amended.
“Shares” has the meaning set forth in the Preamble.
“Stockholders” has the meaning set forth in Section 4.1(b) hereof.
“Tax” or “Taxes” refers to any and all federal, state, national, local, foreign and other taxes, assessments and other governmental charges, duties, levies, impositions and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.
“Transfer” has the meaning set forth in Section 5 hereof.
“Warrant” has the meaning set forth in the Preamble.
“Warrant Shares” has the meaning set forth in the Preamble.
SECTION 2. ISSUANCE AND SALE OF THE SECURITIES
At the Closing, the Company shall issue and sell to the Investor and the Investor shall purchase from the Company (i) 1,052,631 Shares at a purchase price equal to $0.57 per Share (the “Purchase Price”), for aggregate gross proceeds of no more than $600,000 and (ii) a Warrant to purchase 263,158 Warrant Shares, representing 25% of the Shares purchased, at an exercise price of $0.91 per share.
SECTION 3. THE CLOSING
3.1 Closing
The closing of the issuance and sale of the Securities pursuant to Section 2 hereof and certain of the other transactions contemplated hereby (the “Closing”) shall take place at the offices of Cooley Godward Kronish LLP, One Freedom Square, Reston Town Center, 11951 Freedom Drive, Reston, Virginia 20190, within one business day following the satisfaction of the conditions specified in Section 8 below, or at such other time or place as the Parties shall mutually agree (the actual date being referred to herein as the “Closing Date”). The Parties agree that the Closing may occur by facsimile signature and delivery and that the Parties need not appear in person at the Closing.

3.2 Deliveries by the Company
At or prior to the Closing, the Company shall deliver or cause to be delivered to the Investor the following items:
(a) One or more stock certificates evidencing a number of Shares purchased by the Investor hereunder, registered in the name of such Investor and subject to the legends and other restrictions set forth herein;
(b) a Warrant, executed by the Company and registered in the name of such Investor, pursuant to which such Investor shall have the right to acquire the Warrant Shares issuable to such Investor pursuant to Section 2 on the terms set forth therein;
(c) a copy of the Certificate of Incorporation certified by the Secretary of State of the State of Delaware as of a date within thirty days prior to the Closing Date;
(d) a certificate of the Secretary of State of the State of Delaware as to the good standing of the Company dated within thirty days prior to the Closing Date;
(e) a certificate of the Secretary or Assistant Secretary of the Company, in form and substance satisfactory to counsel for the Investor, certifying that attached thereto are true and correct copies of (i) the bylaws of the Company, and (ii) resolutions duly and validly adopted by the Board of Directors authorizing the allotment and issuance of the Securities to the Investor, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby; and
(f) a counterpart of this Agreement duly executed by the Company.
3.3 Deliveries by the Investor
At or prior to the Closing, the Investor shall deliver or cause to be delivered to the Company the following items:
(a) payment of the Purchase Price in immediately available funds by wire transfer to an account designated in writing by the Company prior to the Closing Date;
(b) a fully completed and duly executed Accredited Investor Certification in the form attached hereto as Exhibit B; and
(c) a counterpart of this Agreement duly executed by the Investor.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS
4.1 Representations and Warranties of the Company
In order to induce the Investor to purchase the Securities it is purchasing hereunder, the Company represents and warrants to the Investor as of the date hereof that:
(a) Organization and Standing. The Company is duly incorporated and validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to own or lease its properties and assets and to conduct its business as it is presently being conducted.
(b) Capitalization. Immediately subsequent to the consummation of the transactions contemplated by this Agreement, the authorized Capital Stock of the Company shall be as set forth on Schedule 4.1(b) hereto. The outstanding shares of Capital Stock are all duly and validly authorized and issued, fully paid and nonassessable, and based in part on the representations of the stockholders of the Company (the “Stockholders”) made in connection with the issuance thereof, were issued in compliance with all applicable federal and state securities laws.
(c) Capacity of the Company; Consents; Execution of Agreements. The Company has all requisite power, authority and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by it hereunder. The execution and delivery of this Agreement and any agreements contemplated hereby by the Company, and the performance by the Company of the transactions and obligations contemplated hereby and thereby, including, without limitation, the issuance and delivery of the Securities to the Investor, has been duly authorized by all requisite action of the Company and Stockholders. This Agreement has been duly executed and delivered by a duly authorized officer of the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of the United States (both state and federal), affecting the enforcement of creditors’ rights or remedies in general and general equity principles.
(d) Status of the Shares and Warrant Shares; Reservation of Common Stock. The Shares and Warrant Shares to be issued and purchased hereunder, when issued by the Company to the Investor and paid for by the Investor pursuant to the terms of this Agreement and the Warrant, will (i) be duly authorized, validly issued, fully paid and nonassessable, (ii) based on the Investor’s representations in Section 4.2, have been issued in compliance with all applicable United States federal and state securities laws and (iii) be free and clear of all Liens. The Company has available sufficient shares of Common Stock for issuance pursuant to the terms of this Agreement.
(e) Conflicts; Defaults. The execution and delivery of this Agreement by the Company and the performance by the Company of the transactions and obligations contemplated hereby to be performed by it will not (i) materially violate, conflict with, or constitute a default under any of the terms or provisions of, the Certificate of Incorporation, the bylaws, or any provisions of, or result in the acceleration of any obligation under, any material contract, note, debt instrument, security agreement, or other instrument to which the Company is a party or by which the Company, or any of their assets is bound (collectively, the “Material Agreements”); (ii) result in the creation or imposition of any Liens or claims upon the Company’s assets or upon the Company’s Common Stock; (iii) assuming the accuracy of the Investor’s representations in Section 4.2, constitute a material violation of any law, statute, judgment, decree, order, rule, or regulation of a Governmental Authority applicable to the Company; or (iv) constitute an event which, after notice or lapse of time or both, would result in any of the foregoing. The Company is not presently in violation of its Certificate of Incorporation or bylaws.

(f) Compliance with Laws. The Company is not in violation of, nor do any of its respective operations violate in any respect, any statute, law, or regulation of any Governmental Authority applicable to the Company (“Applicable Laws”), which violation would have a Material Adverse Effect.
(g) Litigation. As of the date hereof: (i) the Company is not subject to any order of, or written agreement or memorandum of understanding with, any Governmental Authority which would have a Material Adverse Effect; (ii) there are no material actions, suits, claims, investigations, or proceedings pending at law or in equity or before or by any Governmental Authority, or, to the Knowledge of the Company, threatened, against the Company or any of its assets or properties or the transactions contemplated by this Agreement, and to the Knowledge of the Company, there exist no facts or circumstances which reasonably could be anticipated to result in any such action, suit, claim, investigation, or proceeding; and (iii) no Person has asserted, and, to the Knowledge of the Company, no Person has a valid basis upon which to assert, any claims against the Company that would materially adversely affect the transactions contemplated by this Agreement or result in or form the basis of any such action, suit, claim, investigation or proceeding. There is no material action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.
(h) Securities Laws.
(i) The Company has filed all forms, reports and documents with the SEC required to be filed by it pursuant to the federal securities laws and the SEC rules and regulations thereunder, all of which complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act (collectively, the “SEC Reports”). None of the SEC Reports, including, without limitation, any financial statements or schedules included therein, at the time filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they were made, not misleading.
(ii) Based on the Investor’s representations in Section 4.2, no consent, authorization, approval, permit, or order of or filing with any Governmental Authority is required in order for the Company to execute and deliver this Agreement or in order for the Company to offer, issue, sell, or deliver the Securities. Based in part on the representations of the Investor and under the circumstances contemplated hereby and under current laws and regulations, the offer, issuance, sale and delivery of the Securities to the Investor is exempt from the registration requirements of the Securities Act.

(iii) Taxes. The Company has timely filed or caused to be filed with the appropriate taxing authority all federal, state, national, local and foreign returns, estimates, information statements and reports (“Returns”) relating to Taxes required to be filed by the Company on or prior to the Closing Date. The Returns have accurately reflected in all material respects and will accurately reflect in all material respects all liability for Taxes of the Company for the periods covered thereby.
4.2 Representations and Warranties of the Investor
The Investor hereby represents and warrants to the Company that as of the date hereof:
(a) Investment Intent. The Securities to be purchased by the Investor hereunder are being purchased for its own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. The Investor understands that the Securities have not been registered under the Securities Act by reason of their issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof. The Investor further understands that the certificates representing the Shares and any Warrant Shares that may be issued pursuant to the exercise of the Warrant will bear the following legend and the Investor agrees that it will hold such shares subject thereto:
“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.”
(b) Capacity of the Investor; Execution of Agreement. The Investor has all requisite power, authority and capacity to enter into this Agreement, deliver the Purchase Price, and to perform the transactions and obligations to be performed by it hereunder. This Agreement has been duly authorized, executed and delivered by them and constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws, both state and federal, affecting the enforcement of creditors’ rights or remedies in general from time to time in effect and the exercise by courts of equity powers or their application of principles of public policy.
(c) Accredited Investor. The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act (“Regulation D”).

(d) Suitability and Sophistication. (i) The Investor has such knowledge and experience in financial and business matters that it is capable of independently evaluating the risks and merits of purchasing the Securities; (ii) the Investor has independently evaluated the risks and merits of purchasing the Securities and has independently determined that the Securities are a suitable investment for it; and (iii) the Investor has sufficient financial resources to bear the loss of their entire investment in the Securities.
(e) Receipt of Information. The Investor believes, after due inquiry and investigation, that it has received all of the information that it considers necessary or appropriate for deciding whether to purchase the Securities. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Investor. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 4 of this Agreement or the right of the Investor to rely thereon.
(f) Independent Existence. The Investor was not formed for the specific purpose of purchasing the Securities.
SECTION 5. RESTRICTIONS ON TRANSFER
The Investor agrees that the Investor shall not sell, assign, encumber, pledge, gift, transfer or otherwise dispose of the Securities by any means, including, without limitation, any transfer or disposition by means of a put or call option, security interest or any similar instrument (collectively, a “Transfer”), from the date hereof through April 30, 2012 (the “Holding Period”). Notwithstanding the foregoing, the Investor may Transfer the Securities to an Affiliate of the Investor during the Holding Period provided that: (i) the Investor gives the Company written notice of its intention to effect such Transfer, (ii) the Investor did not enter into this Agreement with the intention of effecting such Transfer and (iii) the transferee becomes a party to this Agreement. The Investor understands, acknowledges and agrees that the Company shall not be required (y) to transfer on its books any Securities that have been sold or transferred in violation of the provisions of this Section 5 or (z) to treat as the owner of the Securities, or otherwise to accord voting or dividend rights to, any transferee to whom the Securities have been transferred in contravention of this Agreement.
SECTION 6. VOTING
6.1 Common Stock. The Investor agrees to hold all Shares and any Warrant Shares issued upon exercise of the Warrant for the term of the Holding Period subject to the voting provisions contained herein.

6.2 Legend. There shall be imprinted or otherwise placed on certificates representing the Shares and any Warrant Shares issued upon exercise of the Warrant, the following restrictive legend (the “Legend”):
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES PURCHASE AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING AND DISPOSITION OF THE SHARES REPRESENTED HEREBY. A COPY OF SUCH SECURITIES PURCHASE AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”
6.3 Rights of the Company. During the Holding Period, the Company, acting by and through its Board of Directors, shall possess and shall have the exclusive right, except as otherwise expressly limited in this Agreement, to exercise, in person or by nominees or proxies of the Company, all voting rights and powers in respect of the Shares and any Warrant Shares issued upon exercise of the Warrant, for any and every purpose, and to take part in or consent to any Company or Stockholders’ action of any kind whatsoever, as absolute owner of such Shares and any Warrant Shares issued upon exercise of the Warrant. The Investor hereby assigns to the Company all voting rights that it otherwise might have had arising out of ownership of the Shares and any Warrant Shares issued upon exercise of the Warrant, whether by operation of law or agreement. The right to vote shall include the right to vote for and against, to consent, to abstain or to refrain from attending any meeting with respect to the election of directors or any other matter to be acted upon by the Stockholders of the Company at any meeting or by consent.
6.4 Schedule 13D. The Investor hereby acknowledges and understands that the foregoing voting restrictions may require the Parties to file an amended Schedule 13D pursuant to the Exchange Act and the Parties hereby agree to provide each other with all reasonably necessary assistance in order to effect such filing on a timely basis.
SECTION 7. Reserved.
SECTION 8. CONDITIONS TO CLOSING
8.1 Conditions to Closing by the Investor
The obligations of the Investor to consummate the purchase of the Securities pursuant to Section 2 hereof and certain of the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived in whole or in part in writing by the Investor:
(a) all representations and warranties of the Company contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made anew as of such date (unless another date is specified);
(b) the Company shall have delivered to the Investor the items required by Section 3.2 of this Agreement;
(c) the Company shall have performed and complied with all agreements and conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing Date; and

(d) all pre-issuance registrations, qualifications, permits and approvals required, if any, under applicable state securities laws or stock exchange listing rules for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the Securities shall have been obtained.
8.2 Conditions to Closing by the Company
The obligations of the Company to consummate the issuance and sale of the Securities pursuant to Section 2 hereof and certain of the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived in whole or in part in writing by the Company:
(a) all representations and warranties of the Investor contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made anew as of such date;
(b) the Investor shall have delivered to the Company the items required by Section 3.3 of this Agreement;
(c) all pre-issuance registrations, qualifications, permits and approvals required, if any, under applicable state securities laws or stock exchange listing rules for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the Securities shall have been obtained; and
(d) the Investor shall have performed and complied with all agreements and conditions required by this Agreement to be performed and complied with by them prior to or as of the Closing Date.
SECTION 9. MISCELLANEOUS
9.1 Waivers and Amendments
This Agreement may be amended or modified in whole or in part only by a writing which makes reference to this Agreement that is executed by the Investor and the Company. The obligations of any Party hereunder may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party claimed to have given the waiver; provided, however, that any waiver by any party of any violation of, breach of, or default under any provision of this Agreement or any other agreement provided for herein shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Agreement or any other agreement provided for herein.
9.2 Costs and Expenses
Each party agrees to pay its own costs and expenses in connection with the preparation, execution and delivery of this Agreement and other instruments and documents to be delivered hereunder and thereunder.

9.3 Remedies Cumulative
No specific right, power, or remedy conferred by this Agreement shall be exclusive, and each such right, power, or remedy shall be cumulative and in addition to every other right, power, or remedy, whether conferred hereby or by any security of the Company or now or hereafter available, at law or in equity, by statute or otherwise.
9.4 Remedies Not Waived
No course of dealing between the Company and the Investor, and no delay in exercising any right, power, or remedy conferred hereby or by any security issued by the Company, or now or hereafter available at law or in equity, by statute or otherwise, shall operate as a waiver of or otherwise prejudice any such right, power, or remedy.
9.5 Entire Agreement
This Agreement and the other agreements and instruments expressly provided for herein, together set forth the entire understanding of the parties hereto and supersede in their entirety all prior contracts, agreements, arrangements, communications, discussions, representations and warranties, whether oral or written, among the parties with respect to the subject matter hereof.
9.6 Specific Performance
The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms hereof or were otherwise breached. It is accordingly agreed that, to the fullest extent permitted by law or equity, each of the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which the parties may be entitled by law or equity.
9.7 Governing Law
This Agreement shall in all respects be governed by and construed in accordance with the internal substantive laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

9.8 Notices
Any notice, request or other communication required or permitted hereunder shall be in writing and be deemed to have been duly given (a) when personally delivered or sent by facsimile transmission (the receipt of which is confirmed in writing), (b) one business day after being sent by a nationally recognized overnight courier service or (c) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at their respective addresses set forth below.
If to the Company:
RegeneRx Biopharmaceuticals, Inc.
3 Bethesda Metro Center
Suite 630
Bethesda, MD 20814
Attention: J.J. Finkelstein
Facsimile: 301-280-1991
With a copy, which shall not constitute notice, to:
Cooley Godward Kronish LLP
One Freedom Square, Reston Town Center
11951 Freedom Drive
Reston, VA 20190
Attention: Kenneth J. Krisko, Esq.
Facsimile: 703-456-8100
If to the Investor:
To the address set forth below the Investor’s name on the signature page of this Agreement
Any party by written notice to the others may change the address or the persons to whom notices or copies thereof shall be directed.
9.9 Counterparts
This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.
9.10 Successors and Assigns
This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, subject to the restrictions on Transfer contained herein. The Investor may, prior to the Closing, assign all or a portion of its right to purchase the Securities to an Affiliate of the Investor.

9.11 Third Parties
Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto any rights or remedies under or by reason of this Agreement.
9.12 Schedules and Exhibits
The schedules and exhibits attached to this Agreement are incorporated herein and shall be part of this Agreement for all purposes.
9.13 Headings
The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.
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IN WITNESS WHEREOF, the parties have duly executed, or have caused their duly authorized officer or representative to execute, this Securities Purchase Agreement as of the date first above written.
REGENERX BIOPHARMACEUTICALS, INC.

By:	/s/ J.J. Finkelstein
	Name:	J.J. Finkelstein
	Title:	President and Chief Executive Officer
CHAUMIERE-CONSULTADORIA & SERVICOS SDC UNIPESSOAL LDA

By:	/s/ João Jose De Freitas Rodrigues
	Name:	João Jose De Freitas Rodrigues
	Title:	Director

Exhibit A
FORM OF WARRANT

Exhibit B

ACCREDITED INVESTOR CERTIFICATION
The undersigned represents and warrants to RegeneRx Biopharmaceuticals, Inc. (the “Company”) that the undersigned fits within each category marked below, and that for any category marked, he, she or it has truthfully set forth any description required as provided for below. ALL INFORMATION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information that the Company deems necessary in order to verify the answers set forth below.
(PLEASE MARK EACH CATEGORY APPLICABLE TO YOU)
☐
The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.

☐
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case, including foreign income, tax exempt income and full amount of capital gains and losses, but excluding any income of other family members and any unrealized capital appreciation), and has a reasonable expectation of reaching the same income level in the current year.

☐	The undersigned is a director or executive officer of the Company.

☐
The undersigned is either: (a) a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); (b) a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; (c) a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; (d) an insurance company as defined in Section 2(13) of the Act; (e) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Act; (f) a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; (g) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such a plan has total assets in excess of $5,000,000; or (h) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors, as defined in Rule (501)(a) promulgated under the Act.

(describe entity)
☐	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(describe entity)
☑
The undersigned is an organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, a corporation, a business trust, or a partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

(describe entity)
☐
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose investments are directed by a “sophisticated person” as described in Rule 506(b)(2)(ii) promulgated under the Act.

☐
The undersigned is an entity, all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this Certificate.

(describe entity)
☐	The undersigned does not meet the criteria of any of the categories listed above.

THE UNDERSIGNED UNDERSTANDS THAT THE COMPANY WILL RELY ON THE FOREGOING REPRESENTATIONS TO, AMONG OTHER THINGS, MAINTAIN THE EXEMPTION FOR THE ISSUANCE OF THE SECURITIES FROM THE REQUIREMENT TO REGISTER SUCH SECURITIES UNDER THE ACT.
The answers to the foregoing questions are correctly stated to the best of my knowledge, information and belief. I hereby agree to notify the Company promptly of any changes in the foregoing information.

Dated: April 13, 2009	Investor: CHAUMIERE- CONSULTADORIA & SERVICOS SDC UNIPESSOAL LDA
	By:	/s/ João Jose De Freitas Rodrigues
		Name:	João Jose De Freitas Rodrigues
		Title:	Director

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